                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): JANUARY 12, 2001


                                MACROMEDIA, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)


        000-22688                                            94-31550268
----------------------------                          --------------------------
       (Commission                                         (IRS Employer
       File Number)                                       Identification No.)

  600 TOWNSEND ST., SAN FRANCISCO, CA                                   94103
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

                                 (415) 252-2000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS.

On January 12, 2000, Macromedia Inc, a Delaware corporation (the "Company"), through a majority owned subsidiary, Shockwave.com, Inc., a Delaware Corporation, consummated its merger with Atom Corporation, a Washington Corporation, in a stock-for-stock transaction, which was accounted for as a purchase business combination. Under the terms of the transaction, Shockwave.com acquired 100% of the capital stock of Atom Corporation in exchange for the security holders receiving capital stock, options and warrants equal to approximately 30% of Shockwave.com's post merger capitalization.

As a result of the transaction, our ownership percentage in Shockwave.com fell to approximately 34%. Immediately subsequent to the transaction, we unconsolidated Shockwave.com from our consolidated financial statements and began accounting for our proportionate share of Shockwave.com's results of operations using the equity method of accounting.

ITEM 7: FINANCIAL STATEMENTS, PROFORMA FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

     As of the date of filing this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after January 27, 2001.

     (b) Pro Forma Financial Statements.

     As of the date of filing this Current Report on Form 8-K, it is impracticable for the Company to provide the pro forma financial statements required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after January 27, 2001.

     (c) Exhibits.

     The Exhibits to this Report are listed in the Exhibit Index set Forth below.

         2.01 Agreement and Plan of Reorganization dated December 14, 2000, by and among Shockwave.com, Inc., a Delaware Corporation and Atom
               Corporation, a Washington Corporation.

         2.02* Certificate of Merger of Atom Corporation with and into Shockwave.com, Inc. dated January 12, 2001.

         2.03  Articles of Merger between Atom Corporation and Shockwave.com,
               Inc. dated January 12, 2001.

*Previously filed.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 MACROMEDIA, INC.



Date: January 30, 2001           By: /s/ Elizabeth A. Nelson
                                   --------------------------------------
                                   Elizabeth A. Nelson, Executive Vice President and Chief Financial Officer

                                 INDEX EXHIBIT

Exhibit
Number                             Description
-------                            ------------

  2.01 Agreement and Plan of Reorganization dated December 14, 2000, by and among shockwave.com, Inc., a Delaware Corporation and Atom
              Corporation, a Washington Corporation.

  2.02* Certificate of Merger of Atom Corporation with and into Shockwave.com, Inc. dated January 12, 2001.

  2.03        Articles of Merger between Atom Corporation and Shockwave.com,
              Inc. dated January 12, 2001.

*Previously filed.